EXHIBIT  5
                                   LAW OFFICES


                           DRINKER BIDDLE & REATH LLP
                  A Pennsylvania Limited Liability Partnership
                        Suite 300, 105 College Road East
                               Post Office Box 627
                        Princeton, New Jersey 08542-0627
                            Telephone: (609) 716-6500
                               Fax: (609) 799-7000

                                     PARTNER RESPONSIBLE FOR NEW JERSEY PRACTICE
                                                           SAMUEL W. LAMBERT III

                                 March 18, 1999


Total Research Corporation
5 Independence Way
Princeton, NJ  08543

Gentlemen:

     We have acted as counsel to Total Research Corporation, a Delaware corporation (the "Company"), in connection with the preparation and filing with the Securities and Exchange Commission of the Company's Registration Statement on Form S-8 (the "Registration Statement") under the Securities Act of 1933, as amended, relating to 492,500 shares of Common Stock of the Company, par value $.001 per share (the "Shares"), issuable upon the exercise of options granted under the Company's 1986 Employee Stock Option Plan, as amended (the "Plan").

     In that capacity, we have examined the originals or copies, certified or otherwise identified to our satisfaction, of the Certificate of Incorporation and the By-laws of the Company, as amended through the date hereof, resolutions of the Company's Board of Directors, and such other documents and corporate records relating to the Company and the issuance and sale of the Shares as we have deemed appropriate. The opinions expressed herein are based exclusively on the General Corporation Law of the State of Delaware.

     In all cases, we have assumed the legal capacity of each natural person signing any of the documents and corporate records examined by us, the genuineness of signatures, the authenticity of documents submitted to us as originals, the conformity to authentic original documents of documents submitted to us as copies and the accuracy and completeness of all corporate records and other information made available to us by the Company.

     Based upon the foregoing and consideration of such questions of law as we have deemed relevant, we are of the opinion that Shares issued by the Company upon the exercise of stock options properly granted under the Plan and paid for in accordance with the terms of the Plan and the relevant stock option agreement thereunder will be validly issued, fully paid and nonassessable by the Company.

     We hereby consent to the use of this opinion as an exhibit to the Registration Statement. In giving this consent we do not admit that we come within the categories of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended.

                                 Very truly yours,


                                 /s/ DRINKER BIDDLE & REATH LLP
                                 ------------------------------
                                 DRINKER BIDDLE & REATH LLP
                                 (A Pennsylvania Limited Liability Partnership)